Monmouth Real Estate Investment Corp.
(NASD:MNRTA)
Monmouth Capital Corp.
(NASD:MONM)

Philadelphia Securities Association

May 9th, 2007

Forward Looking Statements

The following cautionary language applies to both MREIC and MCC:

This presentation contains various "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. The words "may", "will", "expect", "believe", "anticipate", "should", "estimate", and similar expressions identify forward-looking statements. These forward-looking statements reflect the Company's current views with respect to future events and financial performance, but are based upon current assumptions regarding the Company's operations, future results and prospects, and are subject to many uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Additional information concerning factors that could cause actual results or events to differ materially from these forward-looking statements is contained in the Company's annual report on Form 10-K and described from time to time in the Company's other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

ADDITION TO FORWARD-LOOKING STATEMENT INFORMATION:

In addition to the other cautionary information provided regarding forward-looking statements, the following factors related to the proposed merger of MREIC and MCC may cause actual results or earnings to differ materially from such forward-looking statements:

- completion of the merger is dependent on, among other things, receipt of stockholder approvals, the timing of which cannot be predicted with precision and which may not be received at all;

- the merger may be more difficult or expensive to complete than anticipated, including as a result of unexpected factors or events; and

- the anticipated cost savings and other synergies of the merger may take longer to be realized or may not be achieved in their entirety.








MREIC Company Overview

- Headquartered in Freehold, NJ
- 39th year of operations
- Focuses on the ownership and operation of net-leased industrial properties
- Geographically diversified portfolio of 42 industrial properties and 1 shopping center, aggregating over 4.7 million square feet
- Quality roster of tenants, including:
  - Federal Express Corp.
  - Kellogg's
  - Caterpillar Logistics
  - Anheuser-Busch
  - Western Container (Coca-Cola bottler)
  - Sherwin-Williams
- Income-oriented portfolio of REIT securities totaling approximately $11.2 million

MCC Company Overview

- Headquartered in Freehold, NJ
- 47th year of operations
- Elected REIT status in 2001
- Focuses on the ownership and operation of net-leased industrial properties
- Geographically diversified portfolio of 13 industrial properties aggregating approximately 1.0 million square feet
- Income-oriented portfolio of REIT securities totaling approximately $4.3 million

MCC

MREIC Portfolio Overview



MREIC's 43 properties, totaling 4.7 million square feet, are spread throughout 23 states. The average building size is 110,000 square feet.

MCC Portfolio Overview



MCC's 13 properties, totaling 954,000 square feet, are spread throughout 11 states. The average building size is 73,000 square feet.

MCC

Combined Portfolios Overview



The combined portfolios consists of 56 properties, totaling 5.7 million square feet. These properties are spread throughout 26 states. The average building size is 102,000 square feet.

MREIC

MREIC Tenant Quality


Investment
Grade Public
Companies
94%
Private
Companies
6%

MREIC's portfolio of occupied space is 94% guaranteed by investment grade public company tenants. Approximately 36% of MREIC is leased to FedEx and its subsidiaries.

Note: Based on square footage.

MCC Tenant Quality


Investment Grade Public Companies 96%
Private Companies 4%

MCC's portfolio of occupied space is 96% guaranteed by investment grade public company tenants. Approximately 58% is leased to FedEx and its subsidiaries.

MCC

Note: Based on square footage.

MREIC Capital Structure


Debt
37%
Preferred
10%
Equity
53%

MREIC has an equity market capitalization of $178 million and preferred equity of $33 million with total debt of $125 million.

Note: As of March 31, 2007

MCC Capital Structure


Debt
43%
Conv.
Debentures
20%
Equity
39%

MCC has an equity market capitalization of $33 million with total debt of $50.1 million of which $15.5 million is in 8% convertible debentures.

MCC

Note: As of March 31, 2007.

Combined Capital Structure


Preferred Equity 8%
Debt 37%
Convertible Debentures 4%
Equity 51%

The combined company will have an equity market capitalization of approximately $211 million and preferred equity of $33 million. It will have total debt of approximately $175 million of which $15.5 million is in 8% convertible debentures.

TEV = approximately $420 million

Note: As of March 31, 2007.

MREIC

MREIC Portfolio Analysis

Real Estate Portfolio Operating Metrics

- Weighted average lease maturity: 5.4 years
- Square footage leased: 91%
- Average rent per square foot: $5.22

Securities Portfolio $11.2 Mil.

- Weighted towards REIT Preferred
- Securities as a percentage of total assets: 4%
- Percentage composition based on value:
  - Preferred stock: 54%
  - Common stock: 46%

Note: As of March 31, 2007.

MCC Portfolio Analysis

Real Estate Portfolio Operating Metrics

- Weighted average lease maturity: 5.7 years
- Square footage leased: 100%
- Average rent per square foot: $5.64

Securities Portfolio $4.0 Mil.

- Weighted towards REIT Preferred
- Securities as a percentage of total assets: 5%
- Percentage composition based on value:
  - Preferred stock: 76%
  - Common stock: 24%

MCC

Note: As of March 31, 2007.

Combined Portfolio Analysis

Real Estate Portfolio Operating Metrics

- Weighted average lease maturity: 5.5 years
- Square footage leased: 92.5%
- Average rent per square foot: $5.30

Securities Portfolio $15.2 Mil.

- Weighted towards REIT Preferred
- Securities as a percentage of total assets: 4%
- Percentage composition based on value:
  - Preferred stock: 61%
  - Common stock: 39%

Note: As of March 31, 2007.

MREIC Lease Expirations



Thousands of Square Feet
1,000
900
800
700
600
500
400
300
200
100
0
49
403
193
420
463
914
104
191
802
0
584
0
171
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

MREIC's weighted average lease maturity is 5.4 years.

Note: As of March 31, 2007.

MCC Lease Expirations


Thousands of Square Fee
250
200
150
100
50
0
68
171
119
129
85
59
237
85
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

MCC's weighted average lease maturity is 5.7 years.

MCC

Note: As of March 31, 2007.

Combined Portfolios Lease Expirations



Thousands of Square Fee
1,200
1,000
800
600
400
200
0
49
403
262
591
583
1,044
188
251
1,039
85
584
0
171
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

The combined portfolio has a weighted average lease maturity of 5.5 years.

MREIC

Note: As of March 31, 2007.

Industrial REIT Institutional Ownership



99.02%
95.87%
88.92%
88.51%
83.70%
21.82%
12.77%
100%
80%
60%
40%
20%
0%
FPO
PLD
AMB
FR
EGP
MNRTA
MONM

MREIC

Source: SNL DataSource as of March 31, 2007

Peer Group Analysis

Dividend Yield



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.4%
6.8%
6.4%
4.0%
3.3%
2.7%
MONM
MNRTA
FR
EGP
AMB
PLD

Debt / Total Market Capitalization



75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
29.5%
33.4%
34.9%
37.1%
40.8%
62.1%
EGP
AMB
PLD
MNRTA
FR
MONM

2006 FFO Multiple



21.0x
18.0x
15.0x
12.0x
9.0x
6.0x
3.0x
0.0x
19.0x
19.0x
17.0x
16.6x
14.0x
11.5x
AMB
EGP
MONM
PLD
MNRTA
FR

2006 FFO Payout Ratio



180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
156.3%
100.0%
69.4%
69.5%
58.4%
43.5%
MONM
MNRTA
FR
EGP
AMB
PLD

MREIC

Source: MREIC, company filings, Bloomberg and SNL.

Industrial REIT's 2006 Total Return

January 01, 2006 – December 31, 2006


45%
42%
39%
36%
33%
30%
27%
24%
21%
18%
15%
12%
9%
6%
3%
0%
MSW
PLD
FR
DRE
Industrial Average
EGP
AMB
LRY
FPO
MNRTA
MONM

MREIC

Sources: FactSet Research Systems Inc., Stifel Nicolaus Research

Industrial REIT's Total Return Year to Date

January 01, 2007 – May 2, 2007



16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
PLD
MONM
DRE
Industrial Average
MNRTA
AMB
LRY
FR
EGP
FPO

MREIC

Sources: FactSet Research Systems Inc., Stifel Nicolaus Research

Additional Information about the Combination of MREIC and MCC and Where To Find It

In connection with the proposed merger, MREIC and MCC have filed with the Securities and Exchange Commission a preliminary joint proxy statement/prospectus as part of a registration statement relating to the issuance of shares of MREIC stock in the proposed merger. Investors and security holders are urged to read the definitive joint proxy statement/prospectus when it becomes available because it will contain important information about MREIC and MCC and the proposed merger. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus when it becomes available, and other documents filed by MREIC and MCC with the Securities and Exchange Commission, at the Securities and Exchange Commission's website at www.sec.gov. The definitive joint proxy statement/prospectus and other relevant documents may also be obtained free of charge from MREIC and MCC by directing such request to either company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728, Attention: Susan Jordan. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

MREIC and MCC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MREIC and MCC in connection with the merger. Information about MREIC and MCC and their respective directors and executive officers is set forth in the respective annual proxy statements and Annual Reports on Form 10-K for MREIC and MCC, which can be found on the SEC's website at www.sec.gov. Additional information regarding the interests of those persons may be obtained by reading the definitive joint proxy statement/prospectus when it becomes available.